       1                                                         Exhibit 10.3

                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

THIS AGREEMENT, made and entered into as of the 30th day of June, 1997, between Payless Cashways, Inc., an Iowa corporation (the "Company"), and G. Michael Buchen (the "Executive").

WHEREAS, the Company and the Executive have entered into an employment agreement dated October 17, 1996 (the "Employment Agreement"); and

WHEREAS, the parties mutually desire to amend the Employment Agreement;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the parties agree as follows:

         1. All references to the date of "March 1, 1998" contained within the Employment Agreement are hereby deleted and the date of "March 1, 1999" is substituted in lieu thereof.

In witness whereof, the parties have executed this Amendment No. 1 to Employment Agreement as of the day and year written above.

PAYLESS CASHWAYS, INC.                                  EXECUTIVE


By:   /s/ David Stanley                                 /s/ G. Michael Buchen
      ------------------------------------              ---------------------
      Chairman and Chief Executive Officer              G. Michael Buchen

Approval by the Compensation Committee of the Board of Directors of the Company is hereby confirmed.


      /s/ John Weitnauer, Jr.
      -----------------------
      John Weitnauer, Jr.